SUNAMERICA STYLE SELECT SERIES, INC. (R)

Supplement to the Prospectus dated February 28, 2000, as supplemented May 22, 2000


     Under the section entitled "SALES CHARGE REDUCTIONS AND
WAIVERS - WAIVERS FOR CERTAIN INVESTORS" - on page 22 of the
Prospectus, the following should be added after the first paragraph:

      We will generally waive the front-end sales charge for Class II shares purchased through certain financial intermediaries that maintain omnibus accounts and have executed an agreement with the Distributor to sell Class II shares with no front-end sales charge.







Dated:  December 1, 2000